UMB SCOUT FUNDS

Balanced Fund

Semiannual Report  December 31, 1998


A no-load mutual fund investing in both equities and fixed income obligations with emphasis on both long-term growth of capital and high current income.


TO THE SHAREHOLDERS

The UMB Scout Balanced Fund closed the quarter ended December 31, 1998, at $10.01 per share and had a total return (price change and reinvested distributions) of 1.11%. The Fund seeks long-term capital growth and high current income by investing in both equities and fixed-income obligations. As the stock market recovered some of its losses from the previous quarter and additional interest rate cuts pushed bond prices higher, we used this quarter to do some restructuring of your Fund.

We increased our stock investments as a percentage of total assets to 35% as of December 31, 1998, from 28% as of September 30, 1998. While increasing our overall stock holdings, we replaced some value-oriented stocks with stocks we think may have more growth potential. Positions were eliminated in Mallinckrodt, Inc.; Fila Holdings SPA; Rubbermaid, Inc.; Murphy Oil Corp.; Phillips Petroleum; Dominion Resources, Inc.; Entergy Corp.; and Florida Progress Corp.

New positions were purchased in ASA, Ltd.; Falcon Products, Inc.; Kennametal, Inc.; Newmont Mining Corp.; Placer Dome, Inc.; BHA Group, Inc.; Butler Manufacturing Co.; Harmon Industries; ISCO, Inc.; Superior Industries; Valmont Industries, Inc.; Bandag, Inc.; Casey's General Stores; NPC International, Inc.; Roadway Express, Inc.; Baker Hughes, Inc.; and Racing Champions Corp.
Because the yield curve continues to be relatively flat, the Fund remains invested in higher-quality bonds with short to intermediate maturities. The bond investments decreased to 38% of total assets at year end from 44% at September 30, 1998. In addition to reinvesting the proceeds from maturing U.S. Treasury and agency notes, we also purchased $250,000 Public Service Electric & Gas. This purchase allowed the Fund to take advantage of a premium yield spread between this corporate bond and the U.S. Treasury yield curve.

For the six months ended December 31, 1998, shareholders received an ordinary income dividend of $.24 per share, a short-term capital gain of $.01 per share and a long-term capital gain of $.49 per share.
For corporate shareholders, 100% of ordinary income distributions qualify for the corporate dividends received deduction.

We appreciate your continued interest in the UMB Scout Balanced fund, and welcome your questions and comments.

Sincerely,
/s/David R. Bagby
David R. Bagby
UMB Investment Advisors



Chart - Fund Diversification
Energy                   3.7%
Cash &
 Equivalents            26.7%
Technology               1.6%
Capital Goods            7.4%
Consumer Cyclical        6.3%
Basic Materials          8.4%
Transportation
 & Services              1.2%
Fixed Income            37.9%
As of December 31, 1998, Statement of Assets. Subject to change.

COMPARATIVE RATES OF RETURN
as of December 31, 1998
                                       1 Year  2 Years  3 Years
UMB Scout Balanced Fund                 3.16%   6.58%    6.42%
Lipper Balanced Fund Index*            15.03%  17.51%   15.99%
Inception - December 6, 1995.
UMB Scout Balanced Fund's average annual compound return for the life of the fund for the period ended December 31, 1998, is 6.45%.
Performance data contained in this report are for past periods only. Past performance is not predictive of future results. Investment return and share value will fluctuate, and redemption value may be more or less than the original cost.
*Unmanaged index of stocks, bonds or mutual funds (there are no direct investments or fees in these indices).

Chart - Hypothetical Growth of $10,000

Top Ten Equity Holdings
                                        Market          Percent
                                        Value (000's)   of Total

Butler Manufacturing Co.                $  134          1.83%
Bassett Furniture Industries, Inc.         121          1.64%
Harmon Industries                          115          1.57%
BHA Group Inc.                             111          1.51%
O'Sullivan Industries, Inc.                105          1.43%
Bob Evans Farms, Inc.                      104          1.42%
Racing Champions Corp.                      94          1.28%
B. I., Inc.                                 88          1.20%
Roadway Express Inc.                        87          1.18%
Kennametal, Inc.                            85          1.16%
Top Ten Equity Holdings Total:          $1,044         14.22%
As of December 31, 1998, statement of assets. Subject to change.




HISTORICAL PER SHARE RECORD
                         Income &                       Cumulative*
                Net      Short-Term     Long-Term       Value Per
                Asset    Gains          Gains           Share Plus
                Value    Distribution   Distribution    Distributions
12/31/95        $ 10.02  $ 0.12         $  -            $ 10.14
12/31/96          10.33    0.30            -              10.75
12/31/97          10.62    0.58           0.16            11.78
12/31/98          10.01    0.45           0.49            12.11
*Does not assume any compounding of reinvested distributions.
Table shows calendar year distributions and net asset values; may differ from fiscal year annual reports.

Shares of the UMB Scout Funds are not deposits or obligations of, nor guaranteed by, UMB Bank, n.a. or any other banking institution; nor are they insured by the Federal Deposit Insurance Corporation ("FDIC"). These shares involve investment risks, including the possible loss of the principal invested.


FINANCIAL STATEMENTS    December 31, 1998 (unaudited)
STATEMENT OF NET ASSETS

                                                                MARKET
        SHARES  COMPANY                                         VALUE
COMMON STOCKS - 35.33%
BASIC MATERIALS - 8.42%
        2,000   ASA Ltd.                                  $     31,125
        3,000   Barrick Gold Corp.                              58,500
        4,500   Brush Wellman, Inc.                             78,469
          500   Chevron Corp.                                   41,469
	8,000	Cyprus Amax Minerals Co.  			80,000
           92   Deltic Timber Corp.                              1,874
        4,000   Falcon Products Inc.                            48,000
        6,000   Homestake Mining Co.                            55,125
        5,000   Huntco, Inc. Cl. A                              19,375
        4,000   Kennametal Inc.                                 85,000
        3,000   Newmont Mining Corp.                            54,188
        4,000   Placer Dome Inc.                                46,000
	1,500	Worthington Industries, Inc. 			18,750
                                                               617,875
CAPITAL GOODS - 7.35%
        8,000   BHA Group Inc.                                 111,000
        6,000   Bulter Manufacturing Co.                       134,250
        5,000   Harmon Industries                              115,312
        7,000   Isco Inc.                                       39,813
        2,000   Superior Industries                             55,625
	6,000	Valmont Industries Inc. 			83,250
                                                               539,250
CONSUMER CYCLICAL - 6.25%
        12,000  B. I., Inc.                                     87,750
        2,000   Bandag Inc.                                     79,875
        5,000   Bassett Furniture Industries, Inc.             120,625
        5,000   Casey's General Store                           65,156
       10,000   O'Sullivan Industries, Inc.                    105,000
                                                               458,406
CONSUMER STAPLES - 6.76%
	3,307	Archer-Daniels-Midland Co.  			56,839
        4,000   Bob Evans Farms, Inc.                          104,250
        4,000   Lance, Inc.                                     79,750
        7,000   NPC International                               84,438
        7,000   Racing Champions Corp.                          93,625
	5,000	VICORP Restaurants, Inc. 			77,500
                                                               496,402
ENERGY - 3.73%
        2,500   Baker Hughes Inc.                               44,219
          800   Halliburton Co.                                 23,700
	3,000	Helmerich & Payne, Inc. 			58,125
        2,000   Kerr McGee Corp.                                76,500
          500   Schlumberger Limited                            23,062
        1,600   USX-Marathon Group                              48,200
                                                               273,806
TECHNOLOGY - 1.64%
       12,000   Exabyte Corp.                                   66,000
        3,000   Novell, Inc.                                    54,375
                                                               120,375
TRANSPORTATION & SERVICES - 1.18%
        6,000   Roadway Express Inc.                            86,625
TOTAL COMMON STOCKS - 35.33%                                 2,592,739

        FACE                                                    MARKET
        AMOUNT  DESCRIPTION                                      VALUE

SHORT-TERM CORPORATE NOTES - 14.32%
$     100,000   Anheuser-Busch Inc.,
                5.20%, due February 5, 1999               $     99,480
      100,000   Chevron USA, Inc.,
                5.00%, due January 28, 1999                     99,611
      100,000   duPont (E.I) deNemours & Co.,
                5.40%, due January 26, 1999                     99,610
      100,000   Duke Power Co.,
                5.14%, due January 7, 1999                      99,900
      100,000   Emerson Electric Co.,
                5.45%, due January 26, 1999                     99,606
      100,000   Marsh McLennan Inc.,
                5.33%, due January 13, 1999                     99,808
      100,000   Marsh McLennan Inc.,
                5.40%, due January 15, 1999                     99,775
      250,000   Public Service Electric and Gas,
                6.50%, due June 1, 2000                        253,110
      100,000   Progress Capital Holdings Inc.,
                5.40% , due January 22, 1999                    99,670
TOTAL SHORT-TERM CORPORATE NOTES - 14.32%                    1,050,570

GOVERNMENT SPONSORED ENTERPRISES - 30.96%
      100,000   Federal Farm Credit Banks,
                5.20%, due January 25, 1999                    100,000
      150,000   Federal Home Loan Banks,
                5.035%, due January 19, 1999                   150,000
      100,000   Federal Home Loan Banks,
                5.86%, due April 2, 1999                       100,172
      250,000   Federal Home Loan Banks,
                4.495%, due October 16, 2000                   247,930
      100,000   Federal Home Loan Banks,
                5.50%, due January 10, 2001                    101,000
      100,000   Federal Home Loan Mortgage Corporation,
                5.96%, due October 20, 2000                    101,656
      150,000   Federal Home Loan Mortgage Corporation,
                6.745%, due August 1, 2001                     156,070
      100,000   Federal National Mortgage Association,
                5.55%, due March 12, 1999                      100,078
       30,091   Federal National Mortgage Association,
                7.00%, due October 1, 1999                      30,063
      250,000   Federal National Mortgage Association,
                6.09%, due July 11, 2000                       254,022
      150,000   Federal National Mortgage Association,
                6.29%, due October 4, 2000                     153,467
       51,050   Federal National Mortgage Association,
                6.00%, due April 1, 2001                        51,148
      150,000   Federal National Mortgage Association,
                7.05%, due November 12, 2002                   159,797
 	25,297	Federal National Mortgage Association,
                7.00%, due February 1, 2003                     25,560
       250,000 Federal National Mortgage Association,
                6.00%, due September 29, 2008                  246,797
 	137,694	Government National Mortgage Association,
                7.00%, due September 15, 2010                  141,229
 	150,000	Tennessee Valley Authority,
                6.00%, due November 1, 2000                    152,625
TOTAL GOVERNMENT SPONSORED ENTERPRISES - 30.96%              2,271,614

U.S. GOVERNMENT SECURITIES - 6.99%
$    250,000    U.S. Treasury Notes,
                5.75%, due October 31, 2000               $    254,765
     250,000    U.S. Treasury Notes,
                5.875%, due November 30, 2001                  258,437
TOTAL U.S. GOVERNMENT  SECURITIES - 6.99%                      513,202

REPURCHASE AGREEMENT - 13.01%
     955,000    Northern Trust Co.,
                4.85%, due January 4, 1999
                (Collateralized by U.S. Treasury Notes,
                5.875%, due February 28, 1999             $    955,000

TOTAL INVESTMENTS - 100.61%                               $  7,383,125

Other assets less liabilities - (0.61%)                        (44,749)

TOTAL NET ASSETS - 100.00%
	(equivalent to $10.01 per share;
        10,000,000 shares of $1.00 par value
	capital shares authorized;
        732,904 shares outstanding)                       $  7,338,376

See accompanying Notes to Financial Statements.


FINANCIAL STATEMENTS    December 31, 1998 (unaudited)
STATEMENT OF ASSETS AND LIABILITIES

ASSETS:
  Investment securities, at market value
    (identified cost $7,412,899)                                  $  7,383,125
  Cash                                                                 (25,530)
  Dividends receivable                                                   3,849
  Interest receivable                                                   41,363
    Total assets                                                     7,402,807

LIABILITIES:
  Payable for investments purchased                                     64,431
    Total liabilities                                                   64,431
NET ASSETS                                                        $  7,338,376

NET ASSETS CONSIST OF:
  Capital (capital stock and paid-in capital)                     $  7,334,223
  Accumulated undistributed income:
    Net investment income                                                  374
    Net realized gain on investment transactions                        46,184
       Net unrealized depreciation on investments                      (42,405)
NET ASSETS APPLICABLE TO OUTSTANDING SHARES                       $   7,338,376

Capital shares, $1.00 par value
  Authorized                                                        10,000,000
  Outstanding                                                          732,904

NET ASSET VALUE PER SHARE                                         $      10.01

See accompanying Notes to Financial Statements.

FINANCIAL STATEMENTS    SIX MONTHS ENDED DECEMBER 31, 1998 (unaudited)
STATEMENT OF OPERAITONS

INVESTMENT INCOME:
  Income:
    Dividends                                                     $     24,780
    Interest                                                           144,619
                                                                       169,399
  Expenses:
    Management fees                                                     30,923
    Government fees                                                        551
                                                                        31,474
      Net investment income                                            137,925

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
  Net realized gain from investment transactions                       106,453
  Decrease in net unrealized depreciation on investments              (374,147)
    Net realized and unrealized loss on investments                   (267,694)
    Net decrease in net assets resulting from operations          $   (129,769)

See accompanying Notes to Financial Statements.


FINANCIAL STATEMENTS
STATEMENTS OF CHANGES IN NET ASSETS

                                                                        SIX MONTHS ENDED
                                                                        DECEMBER 31, 1998    YEAR ENDED
                                                                        (UNAUDITED)          JUNE 30, 1998
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
  Net investment income                                                 $    137,925         $   331,601
  Net realized gain from investment transactions                             106,453             472,173
  Decrease in net unrealized appreciation on investments                    (374,147)            (18,057)
    Net increase (decrease) in net assets
      resulting from operations                                             (129,769)            785,717

DISTRIBUTIONS TO SHAREHOLDERS FROM:*
  Net investment income                                                     (162,456)           (346,178)
  Net realized gain from investment transactions                            (344,326)           (279,276)
    Decrease in net assets from distributions                               (506,782)           (625,454)

INCREASE (DECREASE) FROM CAPITAL SHARE TRANSACTIONS:
  Proceeds from 140,266 and 217,322 shares sold                            1,468,844            2,402,628
  Net asset value of 9,037 and 58,707 shares issued for
    reinvestment of distributions                                             89,468              623,518
                                                                           1,558,312            3,026,146

  Cost of 109,527 and 350,576 shares redeemed                             (1,169,167)          (3,856,194)
    Net increase (decrease) in net assets from
      capital share transactions                                             389,145             (830,048)
      Net decrease in net assets                                            (247,406)            (669,785)

NET ASSETS:
  Beginning of period                                                      7,585,782            8,255,567
  End of period (including undistributed net investment
    income of $24,905 and $24,905, respectively)                        $  7,338,376         $  7,585,782

*Distributions to shareholders:
  Income dividends per share                                            $       0.25         $       0.45
  Capital gains distribution per share                                  $       0.49         $       0.33

See accompanying Notes to Financial Statements.

NOTES TO FINANCIAL STATEMENTS

1. ORGANIZATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES - The Fund is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company. A summary of significant accounting policies that the Fund uses in the preparation of its financial statements follows. The policies are in conformity with generally accepted accounting principles.

Investments - Common stocks traded on a national securities exchange are valued at the last reported sales price on the last business day of the period or, if no sale was reported on that date, at the average of the last reported bid and asked prices. Securities traded over-the-counter are valued at the average of the last reported bid and asked prices. Debt securities (other than short-term obligations), including listed issues, are valued at market on the basis of valuations furnished by an independent pricing service which utilizes both dealer-supplied valuations and formula-based techniques. Short-term obligations are valued at amortized cost, which approximates market value. Investment transactions are recorded on the trade date. Interest income is recorded daily. Dividend income and distributions to shareholders are recorded on the ex-dividend dates. Realized gains and losses from investment transactions and unrealized appreciation and depreciation of investments are reported on the identified cost basis.

Federal Income Taxes - The Fund's policy is to comply with the requirements of the Internal Revenue Code that are applicable to regulated investment companies and to distribute all of its taxable income to its shareholders. Therefore, no federal income tax provision is required.

Amortization - Discounts and premiums on securities purchased are amortized over the life of the respective securities.

Estimates - The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amount of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

2. PURCHASES AND SALES OF SECURITIES - The aggregate amounts of security transactions during the six months ended December 31, 1998 (excluding repurchase agreements and short-term securities), were as follows:

				Other than
                                U.S. Government   U.S. Government
                                Securities        Securities
Purchases                       $ 1,781,691       $ 498,113
Proceeds from sales                    -            500,000

3. MANAGEMENT FEES - UMB Bank, n.a. is the Fund's manager and investment adviser and provides or pays the cost of all management, supervisory and administrative services required in the normal operation of the Fund. This includes investment management; fees of the custodian, independent public accountants and legal counsel; remuneration of officers and directors; rent; and shareholder services, including maintenance of the shareholder accounting system and transfer agency. Not considered normal operating expenses and therefore payable by the Fund are taxes, interest, fees and the other charges of governments and their agencies for qualifying the fund's shares for sale, special accounting and legal fees and brokerage commissions. UMB Bank's management fees are based on average daily net assets of the Fund at the annual rate of .85 of one percent of net assets. Certain officers and/or directors of the Fund are also officers and/or directors of Jones & Babson, Inc., which serves as the Fund's underwriter and distributor.

4. REPURCHASE AGREEMENTS - Securities purchased under agreements to resell are held by the Fund's custodian and investment counsel, UMB Bank, n.a. The custodian monitors the market values of the underlying securities which they have purchased on behalf of the Fund to ensure that the collateral is sufficient to protect the Fund in the event of default by the seller.


This report has been prepared for the information of the Shareholders of UMB Scout Balanced Fund, Inc., and is not to be construed as an offering of the shares of the Fund. Shares of this Fund and of the other UMB Scout Funds are offered only by the Prospectus, a copy of which may be obtained from Jones & Babson, Inc.



UMB Scout Funds
100% No-Load Mutual Funds
Stock Fund
Regional Fund
WorldWide Fund
Capital Preservation Fund
Balanced Fund
Bond Fund
Kansas Tax-Exempt Bond Fund*
Money Market Fund
Tax-Free Money Market Fund
*Available in Kansas and Missouri only.

Manager and Investment Counsel
UMB Bank, n.a., Kansas City, Missouri

Auditors
Baird, Kurtz & Dobson, Kansas City, Missouri

Legal Counsel
Stradley, Ronon, Stevens & Young, LLP
Philadelphia, Pennsylvania

Custodian
UMB Bank, n.a., Kansas City, Missouri

Underwriter, Distributor
and Transfer Agent
Jones & Babson, Inc.
Kansas City, Missouri




UMB SCOUT FUNDS

P.O. Box 410498
Kansas City, MO 64141-0498


Toll Free 800-996-2862

www.umb.com

"UMB" and "Scout" are registered service marks of UMB Financial Corporation. UMB Financial Corporation also claims service mark rights to the Scout design.

JB28D(3/99)                     505510